Exhibit 99.3

STOCKHOLDER WAIVER AGREEMENT

This STOCKHOLDER WAIVER AGREEMENT (“Agreement”) is being executed and delivered as of October 23, 2003 on behalf of              (“Stockholder”) to and in favor of, and for the benefit of, MEDICAL DEVICE ALLIANCE INC., a Nevada corporation (the “Company”) and ARTHROCARE CORPORATION, a Delaware corporation (“Parent”).

RECITALS

WHEREAS, simultaneously with the execution of this Agreement, Parent, Alpha Merger Sub Corporation, a Nevada corporation (“Merger Sub”), and the Company are entering into an Agreement and Plan of Merger (the “Merger Agreement”) (with all capitalized terms used but not defined herein having the meanings set forth in the Merger Agreement), and

WHEREAS, as a condition of the willingness of Parent and Merger Sub to enter into the Merger Agreement, Parent has required that Stockholder agree, and in order to induce Parent and Merger Sub to enter into the Merger Agreement, Stockholder has agreed to enter into this Stockholder Waiver Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement (the receipt and sufficiency of which are hereby acknowledged by Stockholder), and intending to be legally bound, Stockholder hereby covenants and agrees as follows:

AGREEMENT

1. Definition.

The term “Releasees” shall mean and include: (i) Parent; (ii) each of the direct and indirect subsidiaries of Parent; (iii) each other affiliate of Parent; (iv) the Company, (v) each of the direct and indirect subsidiaries of the Company; (vi) each other affiliate of the Company; and (vii) the successors and past, present and future assigns, directors, officers, receivers, employees, agents, attorneys and representatives of the respective entities identified or otherwise referred to in clauses “(i)” through “(vi)” of this sentence.

2. Representations and Warranties. Stockholder represents and warrants that:

(a) this Agreement has been duly and validly executed and delivered by Stockholder;

(b) this Agreement is a valid and binding obligation of Stockholder, and is enforceable against Stockholder in accordance with its terms;

(c) there is no action, suit, proceeding, dispute, litigation, claim, complaint or investigation by or before any court, tribunal, governmental body, governmental agency or arbitrator pending or, to the best of the knowledge of Stockholder, threatened against Stockholder that challenges or would challenge the execution, delivery or enforceability of this

Agreement or the taking of any of the actions required to be taken by Stockholder under this Agreement;

(d) neither the execution and delivery of this Agreement nor the performance hereof will (i) result in any violation or breach of any agreement or other instrument to which Stockholder is a party or by which Stockholder is bound, or (ii) result in a violation of any law, rule, regulation, treaty, ruling, directive, order, arbitration award, judgment or decree to which Stockholder is subject; and

(e) no authorization, instruction, consent or approval of any person or entity is required to be obtained by Stockholder in connection with the execution and delivery of this Agreement or the performance hereof.

3. Indemnification. Without in any way limiting any of the rights or remedies otherwise available to any Releasee, Stockholder shall indemnify and hold harmless each Releasee against and from any loss, damage, injury, harm, detriment, lost opportunity, liability, exposure, claim, demand, settlement, judgment, award, fine, penalty, tax, fee, charge or expense (including attorneys’ fees) (collectively, “Losses”) that is directly or indirectly suffered or incurred at any time by such Releasee, or to which such Releasee otherwise becomes subject at any time, that arises directly or indirectly out of or by virtue of, or relates directly or indirectly to, any failure on the part of Stockholder to observe, perform or abide by, or any other breach of, any restriction, covenant, obligation, representation, warranty or other provision contained herein.

4. Contingent Value Rights. Stockholder acknowledges that, as a portion of the Merger Consideration to be received in the Merger, Stockholder and other holders of the Company’s capital stock will be entitled to receive Common Stock Contingent Value Rights and/or Preferred Stock Contingent Value Rights, the value of which rights depends in substantial part on the Net Revenue earned by the Company in the operation of its Business during the Earnout Period from January 1, 2005 through December 31, 2005 (as such terms are defined in the CVR Agreement (as defined in the Merger Agreement)), as set forth more specifically in the CVR Agreement. Stockholder hereby generally, irrevocably, unconditionally and completely agrees (i) that the Company and Parent (as the controlling stockholder of the Company as of the Effective Time) and each of the other Releasees shall be entitled to operate the Business of the Company after the Effective Time as it determines in its sole and absolute discretion, and shall have no obligation to operate the Business in any manner that would maximize, maintain or protect the value of the Common Stock Contingent Value Rights and the Preferred Stock Contingent Value Rights, (ii) the Common Stock Contingent Value Rights and the Preferred Stock Contingent Value Rights represent contractual obligations of Parent, and none of Parent, the Company, or any other Releasee owes any fiduciary duty of any type (including, without limitation, any duty of loyalty or care) to any holder of Common Stock Contingent Value Rights and Preferred Stock Contingent Value Rights, (iii) Stockholder shall be prohibited from asserting any dispute, right, claim, action, cause of action, controversy or remedy of any kind and nature against any of the Releasees resulting from the operation of the business of the Company after the Effective Time or resulting from any allegation of breach of fiduciary duty of any nature, other than claims for fraud or intentional misconduct.

STOCKHOLDER ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE FOR FRAUD OR INTENTIONAL MISCONDUCT UNDER THE PRECEDING SENTENCE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO FRAUD OR INTENTIONAL MISCONDUCT UNDER THE PRECEDING SENTENCE. STOCKHOLDER CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, AND (C) IT MAKES SUCH WAIVER VOLUNTARILY.

5. Miscellaneous.

(a) This Agreement sets forth the entire understanding of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings among or between Stockholder, on the one hand, and the Releasees, on the other hand, relating to the subject matter hereof.

(b) If any provision of this Agreement or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (i) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (ii) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (iii) such invalidity or enforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this Agreement. Each provision of this Agreement is separable from every other provision of this Agreement, and each part of each provision of this Agreement is separable from every other part of such provision.

(c) This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Nevada (without giving effect to principles of conflicts of laws).

(d) Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement may be brought or otherwise commenced by any Releasee in any federal court located in the State of California. Stockholder:

(i) expressly and irrevocably consents and submits to the jurisdiction of each federal court located in the State of California in connection with any such legal proceeding;

(ii) agrees that each federal court located in the State of California shall be deemed to be a convenient forum for Stockholder; and

(iii) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any federal court located in the State of California, any claim that Stockholders not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

Nothing contained in this Agreement shall be deemed to limit or otherwise affect the right of Stockholder (1) to commence any legal proceeding or to otherwise proceed against any person or entity in any other forum or jurisdiction, or (2) to raise this Agreement as a defense in any legal proceeding in any other forum or jurisdiction.

(e) This Agreement may be executed in several counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement.

(f) Stockholder shall, without material cost or expense, execute and/or cause to be delivered to each Releasee such instruments and other documents, and shall, but without material cost or expense, take such other actions, as such Releasee may reasonably request for the purpose of carrying out or evidencing any of the actions contemplated by this Agreement.

(g) If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision hereof is brought by Stockholder or any Releasee, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements to the extent actually incurred (in addition to any other relief to which the prevailing party may be entitled).

(h) This Agreement shall be effective with respect to, and shall be binding upon and enforceable against Stockholder.

(i) Whenever required by the context, the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; and the neuter gender shall include the masculine and feminine genders.

(j) Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(k) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words “without limitation.”

(l) The effective date of this Agreement shall be the Effective Time of the Merger, as defined in the Merger Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, Stockholder has caused this Agreement to be executed as of the date first above written.

By:

SIGNATURE PAGE TO STOCKHOLDER WAIVER AGREEMENT